                                                                  Exhibit 24.1


                               POWER OF ATTORNEY
                               -----------------


     KNOW BY ALL MEN BY THESE PRESENT, the undersigned director of PDG ENVIRONMENTAL, INC., a Delaware Corporation, does make, constitute and appoint JOHN C. REGAN, with full power and authority to act as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement (Amendment No. 1) on Form S-3 for the registration of 894,660 shares of Common Stock par value $0.02 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of February, 1998.


/s/ EDGAR BERKEY                    (SEAL)
------------------------------------
    Edgar Berkey, Director

                               POWER OF ATTORNEY
                               -----------------


     KNOW BY ALL MEN BY THESE PRESENT, the undersigned director of PDG ENVIRONMENTAL, INC., a Delaware Corporation, does make, constitute and appoint JOHN C. REGAN, with full power and authority to act as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement (Amendment No. 1) on Form S-3 for the registration of 894,660 shares of Common Stock par value $0.02 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of February, 1998.


/s/ EDWIN J. KILPELA                  (SEAL)
--------------------------------------
    Edwin J. Kilpela, Director

                               POWER OF ATTORNEY
                               -----------------


     KNOW BY ALL MEN BY THESE PRESENT, the undersigned director of PDG ENVIRONMENTAL, INC., a Delaware Corporation, does make, constitute and appoint JOHN C. REGAN, with full power and authority to act as his true and lawful attorney-in-fact and agent, for him and in his name, place and stead in any and all capacities, to sign the Registration Statement (Amendment No. 1) on Form S-3 for the registration of 894,660 shares of Common Stock par value $0.02 per share, and to file such Registration Statement, so signed, with all exhibits thereto, with the Securities and Exchange Commission, hereby further granting unto said attorney-in-fact full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do in person; the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal this 12th day of February, 1998.


/s/ RICHARD A. BENDIS                 (SEAL)
--------------------------------------
    Richard A. Bendis, Director